Payments, by Category - USD ($) $ in Thousands		Taxes	Royalties	Fees	Total Payments
Total	[1],[2]	$ 17,623	$ 85,906	$ 3,676	$ 107,205

[1]	All payments are reported in U.S. dollars. Payments relating to projects in Argentina were made in Argentinean Pesos, and such payments have been converted to U.S. dollars using, except for Taxes other than Taxes for Oil and Gas Exports, the sellers “divisa” exchange rates of the Banco de la Nación Argentina as of closing of the day before of each payment. For all Taxes other than Taxes for Oil and Gas Exports, the sellers “divisa” exchange rate published by the Banco de la Nación Argentina as of December 31, 2024 of Pesos 1,032.00 per US dollar was used to make such conversion.
[2]	Sums are rounded, so they may not add up.